Earnings Release Supplement Third Quarter 2026 (UNAUDITED) November 3, 2026

Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

1 Forward-Looking Statements We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans, and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking by their nature: • our ability to increase our dividend per share of common stock; • the state of the U.S. economy generally or in specific geographic regions in which we operate, and the effect of general economic conditions on the lodging industry and our business in particular; • market trends in our industry, interest rates, real estate values and the capital markets; • our business and investment strategy and, particularly, our ability to identify and complete hotel acquisitions and dispositions; • our projected operating results; • actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of such actions, initiatives and policies; • our ability to manage our relationships with our management companies and franchisors; • our ability to maintain our existing and future financing arrangements; • changes in the value of our properties; • the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; • our ability to satisfy the requirements for qualification as a REIT under the U.S. Tax Code; • our ability to repay or refinance our indebtedness as it matures or becomes callable by lenders; • the availability of qualified personnel; • our ability to make distributions to our stockholders in the future; • the general volatility of the market price of our securities; and • the degree and nature of our competition. Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. These factors are discussed under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other documents we have filed with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement is effective only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law we are not obligated to, and do not intend to, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, this presentation contains certain unaudited historical and pro forma information and metrics which are based or calculated from historical data that is maintained or produced by Summit Hotel Properties, Inc. or third parties. This presentation contain statistics and other data that may have been obtained from, or compiled from, information made available by third-parties.

2 Non-GAAP Financial Measures We disclose certain “non-GAAP financial measures,” which are measures of our historical financial performance. Non-GAAP financial measures are financial measures not prescribed by Generally Accepted Accounting Principles ("GAAP"). These measures are as follows: (i) Funds From Operations (“FFO”) and Adjusted Funds from Operations ("AFFO"), (ii) Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA"), Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") and Adjusted EBITDAre (as described below). We caution investors that amounts presented in accordance with our definitions of non-GAAP financial measures may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP financial measures in the same manner. Our non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of our operating performance. Our non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, debt service obligations and other commitments and uncertainties. Although we believe that our non- GAAP financial measures can enhance the understanding of our financial condition and results of operations, these non-GAAP financial measures are not necessarily better indicators of any trend as compared to a comparable measure prescribed by GAAP such as net income (loss). FFO and AFFO As defined by Nareit, FFO represents net income or loss (computed in accordance with GAAP), excluding preferred dividends, gains (or losses) from sales of real property, impairment losses on real estate assets, items classified by GAAP as extraordinary, the cumulative effect of changes in accounting principles, plus depreciation and amortization related to real estate assets, and adjustments for unconsolidated partnerships, and joint ventures. AFFO represents FFO excluding amortization of deferred financing costs, franchise fees, equity-based compensation expense, transaction costs, debt transaction costs, premiums on redemption of preferred shares, losses from net casualties, non-cash interest income and non-cash income tax related adjustments to our deferred tax asset. Unless otherwise indicated, we present FFO and AFFO applicable to our common shares and common units. We present FFO and AFFO because we consider FFO and AFFO an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO and AFFO when reporting their results. FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO and AFFO exclude depreciation and amortization related to real estate assets, gains and losses from real property dispositions and impairment losses on real estate assets, and certain transaction costs related to lodging property acquisition activities and debt, FFO and AFFO provide performance measures that, when compared year over year, reflect the effect to operations from trends in occupancy, guestroom rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. Our computation of FFO differs slightly from the computation of Nareit-defined FFO related to the reporting of depreciation and amortization expense on assets at our corporate offices, which is de minimis. Our computation of FFO may also differ from the methodology for calculating FFO used by other equity REITs and, accordingly, may not be comparable to such other REITs. FFO and AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Where indicated in this Earnings Release Supplement, FFO is based on our computation of FFO and not the computation of Nareit- defined FFO unless otherwise noted.

3 Non-GAAP Financial Measures (cont.) EBITDAre and Adjusted EBITDAre In September 2017, Nareit proposed a standardized performance measure, called EBITDAre, which is based on EBITDA and is expected to provide additional relevant information about REITs as real estate companies in support of growing interest among generalist investors. The conclusion was reached that, while dedicated REIT investors have long been accustomed to utilizing the industry’s supplemental measures such as FFO and net operating income (“NOI”) to evaluate the investment quality of REITs as real estate companies, it would be helpful to generalist investors for REITs as real estate companies to also present EBITDAre as a more widely known and understood supplemental measure of performance. EBITDAre is intended to be a supplemental non-GAAP performance measure that is independent of a company’s capital structure and will provide a uniform basis for one measurement of the enterprise value of a company compared to other REITs. EBITDAre, as defined by Nareit, is calculated as EBITDA, excluding: (i) loss and gains on disposition of property and (ii) asset impairments, if any. We believe EBITDAre is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results. We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional non-recurring or unusual items described below provides useful supplemental information to investors regarding our on-going operating performance. We believe that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to meet general operating expenses, to make capital expenditures and to fund other cash needs, or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results.

Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

5 Summary Financial Results (Unaudited) (Amounts in thousands, except per share metrics and statistics) For the Three Months Ended September 30, For the Nine Months Ended September 30, 2026 2025 2026 2025 Net loss attributable to common stockholders $ (7,655) $ (11,301) $ (14,229) $ (17,597) Net loss per diluted share $ (0.07) $ (0.11) $ (0.14) $ (0.17) Total revenues $ 185,706 $ 177,117 $ 569,778 $ 554,512 EBITDAre (1) $ 53,372 $ 46,166 $ 175,613 $ 165,665 Adjusted EBITDAre (1) $ 43,904 $ 39,263 $ 142,930 $ 135,189 FFO (1) $ 19,250 $ 16,289 $ 72,278 $ 66,371 Adjusted FFO (1) $ 24,204 $ 21,253 $ 84,612 $ 81,319 FFO per diluted share and unit (1) $ 0.16 $ 0.13 $ 0.60 $ 0.54 Adjusted FFO per diluted share and unit (1) $ 0.20 $ 0.17 $ 0.70 $ 0.66 Pro Forma (2) and Same Store (3) RevPAR $ 126.17 $ 117.69 $ 129.91 $ 124.91 RevPAR Growth 7.2% 4.0 % Hotel EBITDA $ 60,404 $ 52,792 $ 195,190 $ 184,356 Hotel EBITDA Growth 14.4% 5.9 % Hotel EBITDA Margin 32.6% 30.7% 34.5% 34.1 % Hotel EBITDA Margin Growth 191 bps 40 bps 1. See tables later in this presentation for a discussion and reconciliation of Net loss to non-GAAP financial measures, including earnings before interest, taxes, depreciation, and amortization (“EBITDA”), EBITDAre, adjusted EBITDAre, funds from operations (“FFO”), FFO per diluted share and unit, adjusted FFO (“AFFO”), and AFFO per diluted share and unit, as well as a reconciliation of Operating income to hotel EBITDA. See “Non-GAAP Financial Measures” at the end of this presentation. 2. Unless stated otherwise in this presentation, all pro forma information includes operating and financial results for 92 lodging properties owned as of September 30, 2026. 3. All same store information includes operating and financial results for 92 hotels owned as of January 1, 2025, and at all times during the three and nine months ended September 30, 2026 and 2025.

Summary Pro Forma Operating Results (Unaudited)

(Amounts in thousands, except operating statistics)

	2025		2026					Trailing Twelve Months Ended
Pro Forma Operating Data: [(1)]	**Q4**		**Q1**		**Q2**		**Q3**	**September 30, 2026**
Pro forma room revenue	$ 150,002	$	160,473	$	174,183	$	162,816	$ 647,474
Pro forma other hotel operations revenue	21,383		22,276		22,758		22,511	88,928
Pro forma total revenues	**171,385**		**182,749**		**196,941**		**185,327**	**736,402**
Pro forma total hotel operating expenses	116,856		119,737		125,167		124,923	486,683
Pro forma hotel EBITDA	**$ 54,529**	**$**	**63,012**	**$**	**71,774**	**$**	**60,404**	**$ 249,719**
Pro forma hotel EBITDA Margin	*31.8 %*		*34.5 %*		*36.4 %*		*32.6 %*	*33.9 %*
Pro Forma Statistics: [(1)]								
Rooms sold	916,685		903,506		974,624		969,457	3,764,272
Rooms available	1,290,392		1,262,430		1,276,457		1,290,484	5,119,763
Occupancy	*71.0 %*		*71.6 %*		*76.4 %*		*75.1 %*	*73.5 %*
ADR	$ 163.63	$	177.61	$	178.72	$	167.95	$ 172.01
RevPAR	$ 116.25	$	127.11	$	136.46	$	126.17	$ 126.47
Actual Statistics:								
Rooms sold	941,803		920,670		987,180		971,639	3,821,292
Rooms available	1,325,524		1,286,440		1,294,566		1,294,663	5,201,193
Occupancy	*71.1 %*		*71.6 %*		*76.3 %*		*75.0 %*	*73.5 %*
ADR	$ 162.60	$	176.57	$	178.42	$	167.93	$ 171.41
RevPAR	$ 115.53	$	126.37	$	136.06	$	126.03	$ 125.93

1. Unaudited pro forma information includes operating results for 92 hotels owned as of September 30, 2026. For any hotels sold by the Company after October 1, 2025, the Company excludes the financial results of each of those hotels from October 1, 2025 to the date the hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

6

SUMMIT HOTEL PROPERTIES

7 Adjusted EBITDAre Reconciliation (Unaudited) (Amounts in thousands) For the Three Months Ended September 30, For the Nine Months Ended September 30, 2026 2025 2026 2025 Net loss $ (5,183) $ (11,760) $ (1,361) $ (9,100) Depreciation and amortization 36,108 37,634 109,295 112,123 Interest expense 21,926 20,676 64,444 61,260 Interest income on cash deposits (217) (89) (512) (334) Income tax expense (benefit) 880 (352) 342 1,580 EBITDA 53,514 46,109 172,208 165,529 Loss on write-down of assets — — 3,641 — (Gain) loss on disposal of assets and other dispositions, net (142) 57 (236) 136 EBITDAre 53,372 46,166 175,613 165,665 Amortization of key money liabilities (178) (129) (471) (387) Equity-based compensation 1,660 2,049 5,087 6,754 Debt transaction costs 46 323 188 338 Non-cash lease expense, net 108 108 359 374 Casualty losses, net 363 470 985 1,194 Other 245 885 301 885 Loss (income) related to non-controlling interests in consolidated joint ventures 1,217 3,565 (727) 3,051 Adjustments related to non-controlling interests in consolidated joint ventures (12,929) (14,174) (38,405) (42,685) Adjusted EBITDAre $ 43,904 $ 39,263 $ 142,930 $ 135,189

8 Adjusted FFO Reconciliation (Unaudited) (Amounts in thousands, except per share metrics) For the Three Months Ended September 30, For the Nine Months Ended September 30, 2026 2025 2026 2025 Net loss $ (5,183) $ (11,760) $ (1,361) $ (9,100) Preferred dividends (3,968) (3,968) (11,906) (11,906) Distributions to and accretion of redeemable non-controlling interests (656) (656) (1,970) (1,970) Loss (income) related to non-controlling interests in consolidated joint ventures 1,217 3,565 (727) 3,051 Net loss applicable to common shares and Common Units (8,590) (12,819) (15,964) (19,925) Real estate-related depreciation 35,543 37,064 107,618 110,421 Loss on write-down of assets — — 3,641 — (Gain) loss on disposal of assets and other dispositions, net (142) 57 (236) 136 FFO adjustments related to non-controlling interests in consolidated joint ventures (7,561) (8,013) (22,781) (24,261) FFO applicable to common shares and Common Units 19,250 16,289 72,278 66,371 Amortization of deferred financing costs 1,995 1,929 5,911 5,279 Amortization of franchise fees 175 180 509 530 Amortization of intangible assets, net 210 263 696 787 Equity-based compensation 1,660 2,049 5,087 6,754 Debt transaction costs 46 323 188 338 Non-cash lease expense, net 108 108 359 374 Casualty losses, net 363 470 985 1,194 Deferred tax expense (benefit) 713 (532) (250) 636 Other 245 885 301 885 AFFO adjustments related to non-controlling interests in consolidated joint ventures (561) (711) (1,452) (1,829) AFFO applicable to common shares and Common Units $ 24,204 $ 21,253 $ 84,612 $ 81,319 FFO per common share and Common Unit $ 0.16 $ 0.13 $ 0.60 $ 0.54 AFFO per common share and Common Unit $ 0.20 $ 0.17 $ 0.70 $ 0.66 Weighted-average diluted common shares and Common Units 120,003 121,635 120,317 123,211

Reconciliation to Adjusted EBITDA*re* - By Ownership Interest (Unaudited)

(Amounts in thousands, except statistics)

For The Three Months Ended September 30,	Summit Wholly-Owned		GIC Joint Venture [(1)]		Other Joint Ventures [(1)]		Combined		GIC JV Pro Rata Adj		Other JVs Pro Rata Adj		Pro Rata	
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025
Number Rooms Sold	573,861	582,374	376,575	384,152	21,203	21,307	971,639	987,833						
Number of Rooms Available	760,879	786,232	506,276	527,344	27,508	27,508	1,294,663	1,341,084						
Occupancy	75.4 %	74.1 %	74.4 %	72.8 %	77.1 %	77.5 %	75.0 %	73.7 %						
Average Daily Rate	$ 172.25	$ 162.80	$ 160.80	$ 151.35	$ 177.59	$ 158.15	$ 167.93	$ 158.25						
Room Revenue PAR	$ 129.91	$ 120.59	$ 119.61	$ 110.26	$ 136.88	$ 122.50	$ 126.03	$ 116.57						
Room Revenue	$ 98,846	$ 94,810	$ 60,555	$ 58,143	$ 3,765	$ 3,370	$ 163,166	$ 156,323						
Other revenue	11,911	11,055	7,916	7,215	2,713	2,524	22,540	20,794						
Total Revenue	**$ 110,757**	**$ 105,865**	**$ 68,471**	**$ 65,358**	**$ 6,478**	**$ 5,894**	**$ 185,706**	**$ 177,117**						
Hotel EBITDA	**$ 34,863**	**$ 31,598**	**$ 24,278**	**$ 21,784**	**$ 1,290**	**$ 737**	**$ 60,431**	**$ 54,119**						
% margin	31.5 %	29.8 %	35.5 %	33.3 %	19.9 %	12.5 %	32.5 %	30.6 %						
Net loss	$ (2,216)	$ (3,053)	$ (2,436)	$ (7,007)	$ (531)	$ (1,700)	$ (5,183)	$ (11,760)	$ 1,164	$ 3,395	$ 53	$ 170	$ (3,966)	$ (8,195)
Depreciation and amortization	19,166	19,809	15,521	16,419	1,421	1,406	36,108	37,634	(7,605)	(8,045)	(142)	(141)	28,361	29,448
Interest expense	11,268	8,059	10,249	11,588	409	1,029	21,926	20,676	(5,022)	(5,678)	(41)	(103)	16,863	14,895
Interest income	(182)	(73)	(28)	(16)	(7)	—	(217)	(89)	14	8	1	—	(202)	(81)
Income tax expense (benefit)	568	(351)	312	(1)	—	—	880	(352)	(153)	—	—	—	727	(352)
EBITDA	**28,604**	**24,391**	**23,618**	**20,983**	**1,292**	**735**	**53,514**	**46,109**	**(11,602)**	**(10,320)**	**(129)**	**(74)**	**41,783**	**35,715**
(Gain) loss on disposal of assets and other dispositions, net	(168)	—	30	57	(4)	—	(142)	57	(15)	(28)	—	—	(157)	29
EBITDA*re*	**28,436**	**24,391**	**23,648**	**21,040**	**1,288**	**735**	**53,372**	**46,166**	**(11,617)**	**(10,348)**	**(129)**	**(74)**	**41,626**	**35,744**
Amortization of key money liabilities	(109)	(60)	(51)	(51)	(18)	(18)	(178)	(129)	25	25	2	2	(151)	(102)
Equity-based compensation	1,660	2,049	—	—	—	—	1,660	2,049	—	—	—	—	1,660	2,049
Debt transaction costs	46	1	—	323	—	(1)	46	323	—	(158)	—	—	46	165
Non-cash lease expense, net	103	101	5	7	—	—	108	108	(2)	(3)	—	—	106	105
Casualty losses, net	256	340	91	121	16	9	363	470	(45)	(59)	(2)	(1)	316	410
Other	801	956	—	—	(556)	(71)	245	885	—	(3)	56	10	301	892
Adjusted EBITDA*re*	**$ 31,193**	**$ 27,778**	**$ 23,693**	**$ 21,440**	**$ 730**	**$ 654**	**$ 55,616**	**$ 49,872**	**$ (11,639)**	**$ (10,546)**	**$ (73)**	**$ (63)**	**$ 43,904**	**$ 39,263**

1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.

9

SUMMIT HOTEL PROPERTIES

Reconciliation to Adjusted EBITDA*re* - By Ownership Interest (Unaudited)

(Amounts in thousands, except statistics)

For The Nine Months Ended September 30,	Summit Wholly-Owned		GIC Joint Venture [2]		Other Joint Ventures [2]		Combined		GIC JV Pro Rata Adj		Other JVs Pro Rata Adj		Pro Rata	
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025
Number Rooms Sold	1,698,444	1,728,852	1,113,648	1,168,670	67,397	65,999	2,879,489	2,963,521						
Number of Rooms Available	2,285,623	2,332,938	1,508,419	1,565,138	81,627	77,556	3,875,669	3,975,632						
Occupancy	74.3 %	74.1 %	73.8 %	74.7 %	82.6 %	85.1 %	74.3 %	74.5 %						
Average Daily Rate	$ 174.79	$ 164.98	$ 169.80	$ 163.46	$ 235.89	$ 218.14	$ 174.29	$ 165.56						
Room Revenue PAR	$ 129.89	$ 122.26	$ 125.36	$ 122.05	$ 194.77	$ 185.63	$ 129.49	$ 123.42						
Room Revenue	$ 296,870	$ 285,228	$ 189,099	$ 191,028	$ 15,898	$ 14,397	$ 501,867	$ 490,653						
Other revenue	35,667	31,984	23,484	23,168	8,760	8,707	67,911	63,859						
Total Revenue	**$ 332,537**	**$ 317,212**	**$ 212,583**	**$ 214,196**	**$ 24,658**	**$ 23,104**	**$ 569,778**	**$ 554,512**						
Hotel EBITDA	**$ 108,135**	**$ 99,038**	**$ 80,299**	**$ 81,535**	**$ 8,007**	**$ 7,476**	**$ 196,441**	**$ 188,049**						
% margin	32.5 %	31.2 %	37.8 %	38.1 %	32.5 %	32.4 %	34.5 %	33.9 %						
Net (loss) income	$ (4,438)	$ (3,217)	$ 854	$ (6,462)	$ 2,223	$ 579	$ (1,361)	$ (9,100)	$ (505)	$ 3,109	$ (222)	$ (58)	$ (2,088)	$ (6,049)
Depreciation and amortization	58,218	58,545	46,795	49,895	4,282	3,683	109,295	112,123	(22,930)	(24,449)	(428)	(368)	85,937	87,306
Interest expense	32,484	23,528	30,420	34,540	1,540	3,192	64,444	61,260	(14,906)	(16,925)	(154)	(319)	49,384	44,016
Interest income	(426)	(294)	(77)	(40)	(9)	—	(512)	(334)	38	20	1	—	(473)	(314)
Income tax expense	177	888	165	692	—	—	342	1,580	(81)	(339)	—	—	261	1,241
EBITDA	**86,015**	**79,450**	**78,157**	**78,625**	**8,036**	**7,454**	**172,208**	**165,529**	**(38,384)**	**(38,584)**	**(803)**	**(745)**	**133,021**	**126,200**
Loss on write-down of assets	3,641	—	—	—	—	—	3,641	—	—	—	—	—	3,641	—
(Gain) loss on disposal of assets and other dispositions, net	(276)	38	44	98	(4)	—	(236)	136	(22)	(48)	—	—	(258)	88
EBITDAre	**89,380**	**79,488**	**78,201**	**78,723**	**8,032**	**7,454**	**175,613**	**165,665**	**(38,406)**	**(38,632)**	**(803)**	**(745)**	**136,404**	**126,288**
Amortization of key money liabilities	(263)	(179)	(154)	(154)	(54)	(54)	(471)	(387)	75	75	5	5	(391)	(307)
Equity-based compensation	5,087	6,754	—	—	—	—	5,087	6,754	—	—	—	—	5,087	6,754
Debt transaction costs	187	1	1	323	—	14	188	338	—	(158)	—	(1)	188	179
Non-cash lease expense, net	349	354	10	20	—	—	359	374	(5)	(10)	—	—	354	364
Casualty losses, net	687	880	276	291	22	23	985	1,194	(135)	(143)	(2)	(2)	848	1,049
Other	1,681	640	—	—	(1,380)	245	301	885	—	2	139	(25)	440	862
Adjusted EBITDA*re*	**$ 97,108**	**$ 87,938**	**$ 78,334**	**$ 79,203**	**$ 6,620**	**$ 7,682**	**$ 182,062**	**$ 174,823**	**$ (38,471)**	**$ (38,866)**	**$ (661)**	**$ (768)**	**$ 142,930**	**$ 135,189**

1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.

10

SUMMIT HOTEL PROPERTIES

Reconciliation to Adjusted FFO - By Ownership Interest (Unaudited)

(Amounts in thousands, except per share metrics)

For The Three Months Ended September 30,	Summit Wholly-Owned		GIC Joint Venture [1]		Other Joint Ventures [1]		Combined		GIC JV Pro Rata Adj		Other JVs Pro Rata Adj		Pro Rata	
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025
Net loss	$ (2,216)	$ (3,053)	$ (2,436)	$ (7,007)	$ (531)	$ (1,700)	$ (5,183)	$ (11,760)	$ 1,164	$ 3,395	$ 53	$ 170	$ (3,966)	$ (8,195)
Preferred dividends	(3,968)	(3,968)	—	—	—	—	(3,968)	(3,968)	—	—	—	—	(3,968)	(3,968)
Distributions to and accretion of redeemable non-controlling interests	(656)	(656)	—	—	—	—	(656)	(656)	—	—	—	—	(656)	(656)
Net loss applicable to common shares and Common Units	**(6,840)**	**(7,677)**	**(2,436)**	**(7,007)**	**(531)**	**(1,700)**	**(9,807)**	**(16,384)**	**1,164**	**3,395**	**53**	**170**	**(8,590)**	**(12,819)**
Real estate-related depreciation	19,023	19,664	15,117	16,012	1,403	1,388	35,543	37,064	(7,406)	(7,846)	(140)	(139)	27,997	29,079
Loss on write-down of assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—
(Gain) loss on disposal of assets and other dispositions, net	(168)	—	30	57	(4)	—	(142)	57	(15)	(28)	—	—	(157)	29
FFO applicable to common shares and Common Units	**12,015**	**11,987**	**12,711**	**9,062**	**868**	**(312)**	**25,594**	**20,737**	**(6,257)**	**(4,479)**	**(87)**	**31**	**19,250**	**16,289**
Amortization of deferred financing costs	1,272	1,064	645	792	78	73	1,995	1,929	(316)	(388)	(8)	(7)	1,671	1,534
Amortization of franchise fees	93	94	82	86	—	—	175	180	(40)	(42)	—	—	135	138
Amortization of intangible assets	(61)	(8)	271	271	—	—	210	263	(133)	(133)	—	—	77	130
Equity based compensation	1,660	2,049	—	—	—	—	1,660	2,049	—	—	—	—	1,660	2,049
Debt transaction costs	46	1	—	323	—	(1)	46	323	—	(158)	—	—	46	165
Non-cash lease expense, net	103	102	5	6	—	—	108	108	(2)	(3)	—	—	106	105
Casualty losses, net	256	340	91	121	16	9	363	470	(45)	(59)	(2)	(1)	316	410
Deferred tax expense (benefit)	568	(386)	145	(146)	—	—	713	(532)	(71)	72	—	—	642	(460)
Other	801	956	—	—	(556)	(71)	245	885	—	1	56	7	301	893
AFFO applicable to common shares and common units [2]	**$ 16,753**	**$ 16,199**	**$ 13,950**	**$ 10,515**	**$ 406**	**$ (302)**	**$ 31,109**	**$ 26,412**	**$ (6,864)**	**$ (5,189)**	**$ (41)**	**$ 30**	**$ 24,204**	**$ 21,253**
FFO per common share and Common Unit													$ 0.16	$ 0.13
AFFO per common share and Common Unit													$ 0.20	$ 0.17
Weighted-average diluted common shares and Common Units [2]													120,003	121,635

1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.
2. The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company's operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company's option, shares of the Company's common stock on a one-for-one basis.

11

SUMMIT HOTEL PROPERTIES

Reconciliation to Adjusted FFO - By Ownership Interest (Unaudited)

(Amounts in thousands, except per share metrics)

For The Nine Months Ended September 30,	Summit Wholly-Owned		GIC Joint Venture [1]		Other Joint Ventures [1]		Combined		GIC JV Pro Rata Adj		Other JVs Pro Rata Adj		Pro Rata	
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025
Net (loss) income	$ (4,438)	$ (3,217)	$ 854	$ (6,462)	$ 2,223	$ 579	$ (1,361)	$ (9,100)	$ (505)	$ 3,109	$ (222)	$ (58)	$ (2,088)	$ (6,049)
Preferred dividends	(11,906)	(11,906)	—	—	—	—	(11,906)	(11,906)	—	—	—	—	(11,906)	(11,906)
Distributions to and accretion of redeemable non-controlling interests	(1,970)	(1,970)	—	—	—	—	(1,970)	(1,970)	—	—	—	—	(1,970)	(1,970)
Net (loss) income applicable to common shares and Common Units	**(18,314)**	**(17,093)**	**854**	**(6,462)**	**2,223**	**579**	**(15,237)**	**(22,976)**	**(505)**	**3,109**	**(222)**	**(58)**	**(15,964)**	**(19,925)**
Real estate-related depreciation	57,804	58,118	45,586	48,674	4,228	3,629	107,618	110,421	(22,336)	(23,850)	(423)	(362)	84,859	86,209
Loss on write-down of assets	3,641	—	—	—	—	—	3,641	—	—	—	—	—	3,641	—
(Gain) loss on disposal of assets and other dispositions, net	(276)	38	44	98	(4)	—	(236)	136	(22)	(49)	—	—	(258)	87
FFO applicable to common shares and Common Units	**42,855**	**41,063**	**46,484**	**42,310**	**6,447**	**4,208**	**95,786**	**87,581**	**(22,863)**	**(20,790)**	**(645)**	**(420)**	**72,278**	**66,371**
Amortization of deferred financing costs	3,747	3,231	1,935	1,899	229	149	5,911	5,279	(948)	(931)	(23)	(15)	4,940	4,333
Amortization of franchise fees	265	273	244	257	—	—	509	530	(120)	(126)	—	—	389	404
Amortization of intangible assets	(115)	(24)	811	811	—	—	696	787	(397)	(397)	—	—	299	390
Equity based compensation	5,087	6,754	—	—	—	—	5,087	6,754	—	—	—	—	5,087	6,754
Debt transaction costs	187	1	1	323	—	14	188	338	—	(158)	—	(1)	188	179
Non-cash lease expense, net	349	354	10	20	—	—	359	374	(5)	(10)	—	—	354	364
Casualty losses, net	687	880	276	291	22	23	985	1,194	(135)	(143)	(2)	(2)	848	1,049
Deferred tax (benefit) expense	(167)	588	(83)	48	—	—	(250)	636	41	(24)	—	—	(209)	612
Other	1,681	640	—	—	(1,380)	245	301	885	(1)	3	138	(25)	438	863
AFFO applicable to common shares and common units [3]	**$ 54,576**	**$ 53,760**	**$ 49,678**	**$ 45,959**	**$ 5,318**	**$ 4,639**	**$109,572**	**$104,358**	**$ (24,428)**	**$ (22,576)**	**$ (532)**	**$ (463)**	**$ 84,612**	**$ 81,319**
FFO per common share and Common Unit													$ 0.60	$ 0.54
AFFO per common share and Common Unit													$ 0.70	$ 0.66
Weighted-average diluted common shares and Common Units [3]													120,317	123,211

1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.
2. The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company's operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company's option, shares of the Company's common stock on a one-for-one basis.

12

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13 Full Year 2026 Outlook (Unaudited) (Amounts in thousands, except per share metrics and statistics) 1. All pro forma information includes operating and financial results for 92 lodging assets owned as of November 3, 2026 and excludes the financial results of hotels sold by the Company after January 1, 2025. Pro forma and non-GAAP financial measures are unaudited. FYE 2026 Outlook Low High Variance to Prior Midpoint % Change to Prior Midpoint Pro Forma RevPAR Growth (1) 3.50% 4.50% 1.50% — % Adjusted EBITDAre $ 181,000 $ 186,000 $ 5,000 2.8 % Adjusted FFO $ 102,500 $ 107,500 $ 5,750 5.8 % Adjusted FFO per share of common share and Common Units $ 0.85 $ 0.89 $ 0.05 6.1 % Capital Expenditures, Pro Rata $ 55,000 $ 65,000 $ — — % The Company’s updated outlook for the full year 2026 is based on 92 lodging assets owned as of November 3, 2026. Based on actual results for the first nine months of the year and recent operating trends, the Company is increasing the low and high end of its guidance ranges for pro forma RevPAR growth, Adjusted EBITDAre, Adjusted FFO, and Adjusted FFO per share. There are no additional acquisitions, dispositions, share repurchases, or capital markets activities assumed in the Company’s full year 2026 outlook.

Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

Pro Forma Operating Results - By Ownership Interest (Unaudited)

(Amounts in thousands, except statistics)

	INN Wholly-Owned (50 Hotels)		GIC Joint Venture (39 Hotels)		Other Joint Ventures (3 Hotels)		Pro Forma (92 Hotels)	
For The Three Months Ended September 30,	**2026**	**2025**	**2026**	**2025**	**2026**	**2025**	**2026**	**2025**
Pro Forma Operating Data [1]								
Occupancy	75.5 %	74.4 %	74.4 %	72.7 %	77.1 %	77.5 %	75.1 %	73.8 %
ADR	$ 172.29	$ 164.27	$ 160.80	$ 152.20	$ 177.59	$ 158.15	$ 167.95	$ 159.47
RevPAR	$ 130.17	$ 122.22	$ 119.61	$ 110.65	$ 136.88	$ 122.50	$ 126.17	$ 117.69
Occupancy change	*1.5 %*		*2.3 %*		*(0.5)%*		*1.8 %*	
ADR change	*4.9 %*		*5.7 %*		*12.3 %*		*5.3 %*	
RevPAR change	*6.5 %*		*8.1 %*		*11.7 %*		*7.2 %*	
Pro forma total revenues	$ 110,379	$ 103,339	$ 68,471	$ 62,851	$ 6,477	$ 5,895	$ 185,327	$ 172,085
Pro forma hotel EBITDA	$ 34,837	$ 31,219	$ 24,276	$ 20,836	$ 1,291	$ 737	$ 60,404	$ 52,792
Pro forma hotel EBITDA Margin	*31.6 %*	*30.2 %*	*35.5 %*	*33.2 %*	*19.9 %*	*12.5 %*	*32.6 %*	*30.7 %*

1. Unaudited pro forma information includes operating results for 92 hotels owned as of September 30, 2026. For any hotels sold by the Company after January 1, 2025 (the "Disposed Hotels"), the Company excludes the financial results of each of the Disposed Hotels from January 1, 2025 to the date the Disposed Hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

15

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Pro Forma Operating Results - By Ownership Interest (Unaudited)

(Amounts in thousands, except statistics)

For The Nine Months Ended September 30,	INN Wholly-Owned (50 Hotels)		GIC Joint Venture (39 Hotels)		Other Joint Ventures (3 Hotels)		Pro Forma (92 Hotels)	
	2026	2025	2026	2025	2026	2025	2026	2025
Pro Forma Operating Data [1]								
Occupancy	74.4 %	74.4 %	73.8 %	74.7 %	82.6 %	85.1 %	74.4 %	74.7 %
ADR	$ 175.35	$ 166.57	$ 170.01	$ 165.02	$ 235.89	$ 218.14	$ 174.70	$ 167.15
RevPAR	$ 130.48	$ 123.96	$ 125.53	$ 123.19	$ 194.77	$ 185.63	$ 129.91	$ 124.91
Occupancy change	*— %*		*(1.1)%*		*(3.0)%*		*(0.5)%*	
ADR change	*5.3 %*		*3.0 %*		*8.1 %*		*4.5 %*	
RevPAR change	*5.3 %*		*1.9 %*		*4.9 %*		*4.0 %*	
Pro forma total revenues	$ 328,383	$ 309,675	$ 211,976	$ 207,156	$ 24,658	$ 23,104	$ 565,017	$ 539,935
Pro forma hotel EBITDA	$ 107,040	$ 97,860	$ 80,143	$ 79,020	$ 8,007	$ 7,476	$ 195,190	$ 184,356
Pro forma hotel EBITDA Margin	*32.6 %*	*31.6 %*	*37.8 %*	*38.1 %*	*32.5 %*	*32.4 %*	*34.5 %*	*34.1 %*

1. Unaudited pro forma information includes operating results for 92 hotels owned as of September 30, 2026, as if all such hotels had been owned by the Company since January 1, 2025. For any Acquired Hotels, the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the Pre-acquisition Period. The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. For any Disposed Hotels, the Company excludes the financial results of each of the Disposed Hotels from January 1, 2025 to the date the Disposed Hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

16

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Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

Capitalization - Total Enterprise Value (Unaudited)

(Amounts in thousands, except common share price & dividends)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Common Share Price & Dividends					
At quarter ended	$ 5.97	$ 7.01	$ 4.42	$ 4.87	$ 5.49
High during quarter ended	$ 7.17	$ 7.15	$ 4.97	$ 5.79	$ 6.00
Low during quarter ended	$ 5.52	$ 4.19	$ 3.98	$ 4.73	$ 4.61
Common dividends per share	$ 0.08	$ 0.08	$ 0.08	$ 0.08	$ 0.08
Common Shares & Units					
Common shares outstanding	107,853	107,854	108,414	108,799	108,803
Common units outstanding	13,009	13,009	13,009	13,009	13,009
Total common shares and units outstanding	120,862	120,863	121,423	121,808	121,812
Capitalization					
Market value of common equity at quarter end	$ 721,546	$ 847,250	$ 536,690	$ 593,205	$ 668,748
Par value of preferred equity - 6.250% Series E	160,000	160,000	160,000	160,000	160,000
Par value of preferred equity - 5.875% Series F	100,000	100,000	100,000	100,000	100,000
Par value of preferred equity - 5.250% Series Z	50,000	50,000	50,000	50,000	50,000
Consolidated total debt	1,383,891	1,389,084	1,409,154	1,404,143	1,433,483
Less: Consolidated unrestricted cash	(61,287)	(36,933)	(44,773)	(36,110)	(41,135)
Consolidated total enterprise value	2,354,150	2,509,401	2,211,071	2,271,238	2,371,096
Noncontrolling interest in consolidated total debt - GIC JV	(318,937)	(319,032)	(319,066)	(322,735)	(327,311)
Noncontrolling interest in consolidated total debt - Other JVs	(5,800)	(5,800)	(5,800)	(5,800)	(5,800)
Noncontrolling interest in consolidated total cash - GIC JV	9,094	7,372	9,690	5,759	7,116
Noncontrolling interest in consolidated total cash - Other JVs	317	213	272	256	239
Pro rata total enterprise value	$ 2,038,824	$ 2,192,154	$ 1,896,167	$ 1,948,718	$ 2,045,340

18

SUMMIT HOTEL PROPERTIES

Debt Schedule - Part I (Unaudited)

(Amounts in thousands except for number of properties)

As of September 30, 2026	Spread	Base Rate	Interest Rate	Fixed/ Variable	Fully-Extended Maturity Date	Number of Encumbered Properties	Principal Outstanding	Non-controlling Interests	Pro Rata Principal Outstanding
Senior Credit Facility									
$400 Million Revolver	1.95%	3.90%	5.85%	Variable	June 2031	n/a	$ —	$ —	$ —
$200 Million Term Loan	1.90%	3.90%	5.80%	Variable	June 2031	n/a	200,000	—	200,000
$50 Million Delayed Draw Term Loan	1.90%	3.89%	5.79%	Variable	June 2031	n/a	—	—	—
Total Senior Credit and Term Loan Facility							200,000	—	200,000
Term Loans									
Regions Bank 2024 Term Loan Facility	1.90%	3.90%	5.80%	Variable	February 2029	n/a	200,000	—	200,000
Bank of America, N.A. 2025 Delayed Draw Term Loan	1.90%	3.89%	5.79%	Variable	March 2030	n/a	275,000	—	275,000
							475,000	—	475,000
Total Operating Partnership Debt							675,000	—	675,000
Brickell Joint Venture Mortgage Loan									
Wells Fargo Bank, N.A.	2.30%	3.68%	5.98%	Variable	May 2030	2	58,000	(5,800)	52,200
GIC Joint Venture Credit Facility and Term Loans									
$125 Million Revolver	2.15%	3.90%	6.05%	Variable	September 2028	n/a	125,000	(61,250)	63,750
$125 Million Term Loan	2.10%	3.90%	6.00%	Variable	September 2028	n/a	125,000	(61,250)	63,750
Bank of America, N.A. 2025 Term Loan	2.35%	3.90%	6.25%	Variable	July 2030	n/a	383,430	(187,881)	195,549
Wells Fargo	n/a	n/a	4.99%	Fixed	June 2028	1	12,039	(5,899)	6,140
PACE Loan	n/a	n/a	6.10%	Fixed	July 2040	n/a	5,422	(2,657)	2,765
Total GIC Joint Venture Credit Facility and Term Loans						1	650,891	(318,937)	331,954
Total Joint Venture Debt						3	708,891	(324,737)	384,154
Total Debt						3	$ 1,383,891	$ (324,737)	$ 1,059,154

19

20 Debt Schedule - Part II (Unaudited) (Amounts in thousands) As of September 30, 2026 Principal Amount Outstanding Fixed Debt Outstanding Variable Debt Outstanding Effective Interest Rate Total Debt $ 1,383,891 $ 17,461 $ 1,366,430 5.97 % Non-controlling Interests in Joint Ventures (324,737) (8,556) (316,181) Pro Rata Debt $ 1,059,154 $ 8,905 $ 1,050,249 5.91% % of Pro Rata Debt 100% 1% 99 % Pro Rata Adjustment for Swaps in Effect — 530,200 (530,200) Pro Rata Debt Including Swaps $ 1,059,154 $ 539,105 $ 520,049 5.50% % of Pro Rata Debt Including Swaps 100% 51% 49 % Notional Effective Maturity Interest Rate Swaps Value Swap Rate Date Date Capital One - 2022 - $100mm $ 100,000 2.6000 % January 31, 2023 January 31, 2027 Regions - 2022 - $100mm 100,000 2.5625 % January 31, 2023 January 31, 2029 Wells Fargo - 2025 - $58mm 58,000 3.5740 % June 2, 2025 May 15, 2028 Bank of America - 2025 - $150mm 150,000 3.2605 % January 13, 2026 January 13, 2028 Fifth-Third Bank - 2025 - $150mm 150,000 3.2650 % January 13, 2026 January 13, 2028 U.S. Bank National Association - 2025 - $125mm 125,000 3.3135 % December 31, 2025 December 31, 2027 Total Swaps $ 683,000 3.0989%

21 Debt Schedule - Part III (Unaudited) (1) Amounts are in millions ($) and assumes fully-extended maturities for all loans. Reflects pro rata debt totals. Pro Rata Debt Maturity Ladder at September 30, 2026 $275.0 $200.0 $127.5 $52.2 $200.0 $195.6 $6.1 $2.8 2025 Delayed Draw Term Loan $200M Senior Term Loan GIC JV Credit Facility Brickell JV Mortgage Debt Regions Bank 2024 Term Loan Facility $400M GIC JV Term Loan Mortgage Debt 2026 2027 2028 2029 2030 2031 2032 + $0 $100 $200 $300 $400 $500 $600 (1)

Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

23 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location INN Wholly-Owned (100% Ownership) Hyatt Place - Denver South/Park Meadows 1 127 Upscale Suburban Hyatt Place - Denver Tech Center 1 126 Upscale Suburban Hyatt Place - Scottsdale/Old Town 1 126 Upscale Resort Holiday Inn Express & Suites - San Francisco/Fisherman's Wharf 1 252 Upper Midscale Urban Hyatt Place - Orlando/Convention Center 1 151 Upscale Resort Hyatt Place - Orlando/Universal 1 150 Upscale Resort Hyatt Place - Minneapolis/Downtown 1 213 Upscale Urban Springhill Suites - Nashville MetroCenter 1 78 Upscale Urban Courtyard - New Orleans Downtown Near the French Quarter 1 140 Upscale Urban Hyatt Place - Portland Airport/Cascade Station 1 136 Upscale Airport Residence Inn - Portland Airport at Cascade Station 1 124 Upscale Airport Courtyard - New Orleans/Metairie 1 153 Upscale Suburban Staybridge Suites - Denver/Cherry Creek 1 121 Upscale Suburban Hyatt House - Denver Tech Center 1 135 Upscale Suburban Courtyard - Atlanta Downtown 1 150 Upscale Urban Hyatt Place - Garden City 1 122 Upscale Suburban Residence Inn - New Orleans/Metairie 1 120 Upscale Suburban Hilton Garden Inn - Greenville 1 120 Upscale Suburban Fairfield Inn & Suites - Louisville Downtown 1 140 Upper Midscale Urban

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
INN Wholly-Owned (100% Ownership), (cont.)				
SpringHill Suites - Louisville Downtown	1	198	Upscale	Urban
SpringHill Suites - Indianapolis Downtown	1	156	Upscale	Urban
Courtyard - Indianapolis Downtown	1	297	Upscale	Urban
Hampton Inn & Suites - San Diego/Poway	1	108	Upper Midscale	Suburban
Hampton Inn & Suites - Camarillo	1	116	Upper Midscale	Suburban
Hilton Garden Inn - Houston/Galleria Area	1	182	Upscale	Urban
Doubletree by Hilton San Francisco Airport North Bayfront	1	210	Upscale	Airport
Hilton Garden Inn - Houston/Energy Corridor	1	190	Upscale	Suburban
Hampton Inn & Suites - Austin/Downtown/Convention Center	1	209	Upper Midscale	Urban
Hampton Inn & Suites - Minneapolis/Downtown	1	211	Upper Midscale	Urban
Residence Inn - Bridgewater/Branchburg	1	101	Upscale	Suburban
Hyatt House - Across From Universal Orlando Resort	1	168	Upscale	Resort
Residence Inn - Baltimore/Hunt Valley	1	141	Upscale	Suburban
Hotel Indigo - Asheville Downtown	1	117	Upper Upscale	Urban
Courtyard - Atlanta Decatur Downtown/Emory	1	179	Upscale	Suburban
Courtyard - Nashville Vanderbilt/West End	1	226	Upscale	Urban
Residence Inn - Atlanta Midtown/Peachtree at 17th	1	160	Upscale	Urban
Hyatt House - Miami Airport	1	163	Upscale	Airport
Marriott - Boulder	1	165	Upper Upscale	Urban
Hyatt Place - Chicago/Downtown-The Loop	1	206	Upscale	Urban
Hyatt Place - Phoenix/Mesa	1	152	Upscale	Suburban
Courtyard - Oceanside Fort Lauderdale Beach	1	261	Upscale	Resort

24

SUMMIT HOTEL PROPERTIES

25 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location INN Wholly-Owned (100% Ownership), (cont.) Courtyard - Charlotte City Center 1 182 Upscale Urban Hampton Inn & Suites - Baltimore Inner Harbor 1 116 Upper Midscale Urban Residence Inn - Baltimore Downtown/Inner Harbor 1 189 Upscale Urban Courtyard - Fort Worth Downtown/Blackstone 1 203 Upscale Urban AC Hotel - Atlanta Downtown 1 255 Upscale Urban Hilton Garden Inn - Waltham 1 148 Upscale Suburban Residence Inn - Cleveland Downtown 1 175 Upscale Urban Courtyard - New Haven at Yale 1 207 Upscale Urban Residence Inn - Boston/Watertown 1 150 Upscale Suburban INN Wholly-Owned (100% Ownership) 50 8,225

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
GIC Joint Venture (51% Ownership)				
Courtyard - Scottsdale North	1	153	Upscale	Resort
Springhill Suites - Scottsdale North	1	121	Upscale	Resort
Hampton Inn & Suites - Tampa/Ybor City/Downtown	1	138	Upper Midscale	Urban
Homewood Suites - Aliso Viejo/Laguna Beach	1	129	Upscale	Suburban
Courtyard - Pittsburgh Downtown	1	183	Upscale	Urban
Homewood Suites - Tucson/St. Philip's Plaza University	1	122	Upscale	Resort
Hampton Inn & Suites - Silverthorne	1	88	Upper Midscale	Resort
Hilton Garden Inn - San Jose / Milpitas	1	161	Upscale	Suburban
Residence Inn - Portland Downtown / Riverplace	1	258	Upscale	Urban
Residence Inn - Portland / Hillsboro	1	122	Upscale	Suburban
Residence Inn - Steamboat Springs	1	110	Upscale	Small Metro/Town
Embassy Suites - Tucson / Paloma Village	1	120	Upper Upscale	Resort
Residence Inn - Scottsdale North	1	120	Upscale	Resort
AC Hotel - Dallas Downtown	1	128	Upscale	Urban
Residence Inn - Dallas Downtown	1	121	Upscale	Urban
Hampton Inn & Suites - Dallas Downtown	1	176	Upper Midscale	Urban
SpringHill Suites - Dallas Downtown	1	148	Upscale	Urban
Hilton Garden Inn - Grapevine at Silver Lake Crossing	1	152	Upscale	Airport
Holiday Inn Express & Suites - DFW / Grapevine	1	95	Upper Midscale	Airport
Courtyard - Dallas DFW Airport / North Grapevine	1	181	Upscale	Airport
TownePlace Suites - Dallas / Grapevine	1	120	Upper Midscale	Airport
Hyatt Place - Dallas / Grapevine	1	125	Upscale	Airport

26

SUMMIT HOTEL PROPERTIES

27 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location GIC Joint Venture (51% Ownership) AC Hotel - Dallas / Frisco 1 150 Upscale Suburban Residence Inn - Dallas / Frisco 1 150 Upscale Suburban Canopy Hotel - Dallas / Frisco Station 1 150 Upper Upscale Suburban Residence Inn - Tyler 1 119 Upscale Small Metro/Town AC Hotel - Houston Downtown 1 195 Upscale Urban Homewood Suites - Midland 1 118 Upscale Suburban Hyatt Place - Lubbock 1 125 Upscale Urban Embassy Suites - Amarillo Downtown 1 226 Upper Upscale Urban AC Hotel - Oklahoma City / Bricktown 1 142 Upscale Urban Hyatt Place - Oklahoma City / Bricktown 1 134 Upscale Urban Holiday Inn Express & Suites - Oklahoma City Downtown / Bricktown 1 124 Upper Midscale Urban SpringHill Suites - New Orleans Downtown / Canal Street 1 74 Upscale Urban TownePlace Suites - New Orleans Downtown / Canal Street 1 105 Upper Midscale Urban Canopy Hotel - New Orleans Downtown 1 176 Upper Upscale Urban The Nordic Lodge - Steamboat Springs 1 45 Independent Small Metro/Town Hampton Inn Boston-Logan Airport 1 250 Upper Midscale Airport Hilton Garden Inn Tysons Corner 1 149 Upscale Urban GIC Joint Venture (51% Ownership) 39 5,503

28 Asset Listing (Unaudited) (1) Asset listing excludes two parking garages located in Dallas, TX and Frisco, TX. Hotels Rooms STR Chain Scale STR Location Other Joint Ventures (90% Ownership) AC Hotels by Marriott - Miami Brickell 1 156 Upscale Urban Element - Miami Brickell 1 108 Upscale Urban Onera - Fredericksburg 1 35 N/A Small Metro/Town Other Joint Ventures (90% Ownership) 3 299 Pro Forma (1) 92 14,027